UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                 August 7, 2009
                Date of report (Date of earliest event reported)


                             Easy CD Yearbook, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)

        000-53448                                          98-0507524
(Commission File Number)                       (IRS Employer Identification No.)

Suite 112 - 5348 Vegas Dr., Las Vegas, NV USA                89108
 (Address of Principal Executive Offices)                  (Zip Code)

                                +1 (702) 441-0703
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On August 7, 2009, the Company's Board of Directors approved the dismissal of Moore & Associates, Chartered, Independent Registered Public Accounting Firm, the independent registered public accounting firm who had been engaged as the principal accountant to audit the Company's financial statements, and the appointment of Alan Weinberg CPA as its new auditor. Alan Weinberg CPA is located at 6812 Cherokee Drive, Baltimore, MD 21209 with telephone number (410) 705-3155.

Following the Board's approval, the Company dismissed Moore & Associates, Chartered, as its auditor and appointed Alan Weinberg CPA as its new auditor on August 7, 2009.

During the fiscal year ended May 31, 2009 until the change, there were no disagreements with Moore & Associates, Chartered on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, Chartered would have caused them to make reference in connection with their report to the subject matter of the disagreement, and Moore & Associates, Chartered has not advised the Company of any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Moore & Associates, Chartered, audited the Company's financial statement for the fiscal year ended May 31, 2009. The report of independent registered public accounting firm of Moore & Associates, Chartered as of and for the year ended May 31, 2009, did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. The report contained a "going concern" modification.

During the year ended May 31, 2009, and through August 7, 2009, the Company did not consult with Alan Weinberg CPA regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

A copy of the forgoing disclosures was provided to Moore & Associates, Chartered prior to the date of the filing of this report. Moore & Associates, Chartered has furnished the Company a copy of the letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements above. A copy of Moore & Associates, Chartered's letter, dated August 7, 2009, is filed as Exhibit 16 to this Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

Exhibit No.                   Description of Exhibit
-----------                   ----------------------

   16.1 Letter from Moore and Associates, Chartered, dated August 7, 2009 to the Securities and Exchange Commission regarding statements included in this Form 8-K

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2009


By: /s/ Almaymoon Mawji
   -----------------------------------------------------------------------
Name:  Almaymoon Mawji
Title: President, Treasurer and Director
       (Principal Executive and Principal Financial and Accounting Officer)

                                 EXHIBIT INDEX


Exhibit No.                   Description of Exhibit
-----------                   ----------------------

   16.1 Letter from Moore and Associates, Chartered, dated August 7, 2009 to the Securities and Exchange Commission regarding statements included in this Form 8-K